                                                                   EXHIBIT 10.1

                                SHAREHOLDER AGREEMENT
                                (HARBOR BANCORP, INC.)

     This Shareholder Agreement ("Shareholder Agreement"), dated as of June 9, 1999, is between HARBOR BANCORP, INC. ("Harbor"), and the undersigned, who are Shareholders and Directors and/or Officers (the "Shareholders") of Harbor.

                                       RECITALS

A. Harbor and Pacific Financial Corporation ("Pacific") have entered into an Agreement and Plan of Merger (the "Agreement"), dated as of June 9, 1999, under which all the outstanding shares of Pacific common stock will be exchanged for common stock shares of Harbor (the "Merger").

B. The Shareholders beneficially own with power to vote or direct the voting of the shares of Harbor Common stock identified on ANNEX I to this Shareholder Agreement (such shares, together will all shares of Harbor common stock subsequently acquired during the term of this Shareholder Agreement, being referred to as the "Shares").

C. The obligation of Harbor and Pacific to consummate the transactions contemplated by the Agreement are conditioned on their receipt of voting agreements from all Shareholders of Pacific and Harbor.


                                      AGREEMENT

     In consideration of Pacific's and Harbor's performance under the Agreement, the Shareholders agree as follows:

     1. AGREEMENT TO VOTE SHARES. The Shareholders shall vote or cause to be voted, or execute a written consent with respect to, the Shares in favor of adoption and approval of the Agreement and the Merger and all transactions relating thereto at every meeting of the shareholders of Harbor at which such matters are considered and at every adjournment thereof and in connection with every proposal to take action by written consent with respect to the Merger.

     2. NO VOTING TRUSTS. The Shareholders agree that the Shareholders will not, nor will the Shareholders permit any entity under the Shareholders' control to, deposit any Shares in a voting trust or subject the Shares to any agreement, arrangement or understanding with respect to the voting of the Shares inconsistent with this Shareholder Agreement.

     3. LIMITATION ON SALES. During the term of this Shareholder Agreement, the Shareholders agree not to sell, assign, transfer, pledge, encumber or otherwise dispose of any of the Shares.

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     4.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER.  The Shareholders
represent and warrant as follows:

          a. CAPACITY. The Shareholders have all requisite capacity and authority to enter into and perform his or her obligations under this Shareholder Agreement.

          b. BINDING AGREEMENT. This Shareholder Agreement constitutes the valid and legally binding obligation of the Shareholders, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          c. NON-CONTRAVENTION. The execution and delivery of this Shareholder Agreement by the Shareholders do not, and the performance by the Shareholders of his or her obligations hereunder and the consummation by the Shareholders of the transactions contemplated hereby will not violate, or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholders are a party or by which the Shareholders are bound, or any statute, rule or regulation to which the Shareholders are subject.

          d. OWNERSHIP OF SHARES. Annex I to this Shareholder Agreement correctly sets forth, as of the date of this Shareholder Agreement, the number of shares of Harbor Common Stock owned beneficially and of record by the Shareholders. The Shareholders have good title to all of the Shares indicated as owned by the Shareholders in the capacity set forth on Annex I, and such Shares are so owned free and clear of any liens, security interests, charges or other encumbrances.

     5. TERM OF AGREEMENT; TERMINATION. The term of this Shareholder Agreement shall commence on the date hereof and such term and this Shareholder Agreement shall terminate upon the earlier to occur of (i) the Effective Time or
(ii) the date on which the Agreement is terminated in accordance with its terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; PROVIDED, HOWEVER, such termination shall not relieve any party from liability for any breach of this Shareholder Agreement prior to such termination.

     6.   MISCELLANEOUS.

          a. SEVERABILITY. If any provision of this Shareholder Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable

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     and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Shareholder Agreement, shall not be affected.

          b. CAPACITY. The covenants contained herein shall apply to the Shareholders solely in his or her capacity as a shareholder of Harbor, and no covenant contained herein shall apply to the Shareholders in his or her capacity as a director of such company.

          c. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          d. GOVERNING LAW. This Shareholder Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Washington.

          e. REMEDIES. Any breach of this Shareholder Agreement entitles Harbor and Pacific to injunctive relief and/or specific performance, as well as any other legal or equitable remedies they may be entitled to.

                      [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

SIGNED as of June 9, 1999:

SHAREHOLDER:


----------------------------------      ----------------------------------------
Lynn W. Daneker                         Daniel T. Earley


----------------------------------      ----------------------------------------
Gary C. Forcum                          Jay M. Greene


----------------------------------      ----------------------------------------
Ervin A. Johnson                        Vernon L. Lindskog


----------------------------------      ----------------------------------------
Joseph A. Malik                         Wayne W. Roglin


----------------------------------      ----------------------------------------
Jack R. Thompson                        Wallace C. Waugh


----------------------------------      ----------------------------------------
Walter L. Westling                      David L. Woodland


----------------------------------      ----------------------------------------
Robert J. Worrell                       John Van Dijk


----------------------------------
Wayne Gale





HARBOR BANCORP, INC.


By:
    ----------------------------
      Robert J. Worrell,
      Chief Executive Officer

                                       ANNEX I


LYNN W. DANEKER:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


DANIEL T. EARLEY:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


GARY C. FORCUM:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


JAY M. GREENE:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------

ERVIN A. JOHNSON:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


VERNON L. LINDSKOG:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


JOSEPH A. MALIK:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


WAYNE W. ROGNLIN:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------

JACK R. THOMPSON:


Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


WALLACE C. WAUGH:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


WALTER L. WESTLING:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


DAVID L. WOODLAND:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------

ROBERT J. WORRELL:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


JOHN VAN DIJK:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------


WAYNE GALE:

Number of Shares of Pacific
     Common Stock Beneficially Owned,
     as of June 9, 1999 (including shares
     issuable upon exercise of options or
     warrants that are exercisable within
     sixty (60) days of the date hereof):
                                                                 ---------------